Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN, SECURITY AND GUARANTY AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND GUARANTY AGREEMENT (this “Second Amendment”) is dated as of March 14, 2018, among HYSTER-YALE MATERIALS HANDLING, INC., a Delaware corporation (“Parent”), HYSTER-YALE GROUP, INC., a Delaware corporation (“HYG”, and together with Parent, the “U.S. Borrowers”), HYSTER-YALE NEDERLAND B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HYN BV”), HYSTER-YALE INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY International”), HYSTER-YALE HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (“HY Holding BV”), BOLZONI CAPITAL HOLDING B.V., a private company with limited liability incorporated under the laws of the Netherlands having its corporate seat in Nijmegen (together with HYN BV and HY International and HY Holding BV, the “Dutch Borrowers”), HYSTER-YALE UK LIMITED, a company incorporated in England and Wales with company number 02636775 (“HY UK”), BOLZONI CAPITAL UK LIMITED, a company incorporated in England and Wales with company number 10090448 (“Bolzoni Capital”, and together with HY UK, the “UK Borrowers” and, collectively with the Dutch Borrowers and the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), the Persons party hereto as Guarantors, the Lenders signatory hereto, and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent and security trustee (“Agent”).
RECITALS:
A.    The Borrowers, the Persons party thereto from time to time as guarantors (the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and Agent entered into that certain Amended and Restated Loan, Security and Guaranty Agreement dated as of April 28, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not defined in this Second Amendment shall have the meaning given to such terms in the Loan Agreement), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the Borrowers.
B.    HYG has informed Agent and the Lenders that it may dispose of some or all of the assets constituting the “Power Tap” division of Nuvera Fuel Cells, LLC (the “Power Tap Disposition”).
C.    The Borrowers have requested that Agent and the Lenders agree to amend the Loan Agreement to, among other things, accommodate the consummation of the Power Tap Disposition and certain non-core asset sales;

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D.    Subject to the conditions in Section 2, the Lenders have agreed to amend the Loan Agreement as set forth herein;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors, Agent and the Lenders hereby agree as follows:
Section 1.Loan Agreement Amendments.    In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Loan Agreement shall be amended effective as of the Second Amendment Effective Date (as defined below) in the manner provided in this Section 1.
1.1    Amendment to Section 1.1. Section 1.1 of the Loan Agreement shall be amended by adding the following new definitions to such Section in appropriate alphabetical order to read in full as follows:
Power Tap:  means the assets constituting the “Power Tap” division of Nuvera Fuel Cells, LLC.
Specified Dispositions: as defined in Section 10.2.5(k).
1.2    Amendment to Section 5.2. Section 5.2 of the Loan Agreement shall be amended by amending and restating the final sentence of such Section to read in its entirety as follows:
If any Asset Disposition (other than Asset Dispositions permitted under Section 10.2.5(a), (b), (c) or (k)) includes the disposition of Accounts or Inventory, the applicable Borrowers of the relevant Borrower Group shall apply an amount to repay Loans equal to the greater of • the amount of the Net Proceeds of such Asset Disposition or • the reduction in the Borrowing Base resulting from the disposition.
1.3    Amendments to Section 10.2.2. Section 10.2.2 of the Loan Agreement shall be amended by (a) deleting the word “and” at the end of clause (l), (b) replacing the “.” at the end of clause (m) with “; and” and (c) inserting a new clause (n) to read in its entirety as follows:
(n)    Liens on assets being disposed of in a transaction permitted by this Agreement prior to the effectiveness of the disposition consisting of the agreement by the owner of such assets to sell or otherwise dispose of the assets
1.4    Amendments to Section 10.2.4. Section 10.2.4 of the Loan Agreement shall be amended by (a) deleting the word “and” at the end of clause (i), (b) renumbering current clause (j) as a new clause (k) and (c) inserting a new clause (j) to read in its entirety as follows:
(j)    Investments consisting of seller notes, Equity Interests or other similar Investements received as non-cash consideration in a Specified Disposition permitted by Section 10.2.5(k); and

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1.5    Amendments to Section 10.2.5. Section 10.2.5 of the Loan Agreement shall be amended by (a) deleting the word “and” at the end of clause (j), (b) renumbering current clause (k) as a new clause (l) and (c) inserting a new clause (k) to read in its entirety as follows:
(k)    (i) the sale or other disposition, in whole or in part, of Power Tap (including for non-cash consideration) and (ii) any other sales or dispositions of non-core assets (including for non-cash consideration) with a book value of not more than $10,000,000 in the aggregate for all such sales or dispositions; provided, that, in each case for sub-clauses (i) and (ii) (collectively, the “Specified Dispositions”), (A) no Default or Event of Default shall have occurred and be continuing before and after giving effect to such sale or disposition, (B) to the extent that such sale or disposition includes Accounts or Inventory of an Obligor that are included in the Borrowing Base, the Borrowers deliver an updated Borrowing Base Certificate to the Agent solely removing such Accounts and Inventory within five Business Days following such sale or disposition, (C) in the case of clause (ii) above, during a Cash Dominion Event, any cash Net Proceeds attributable to the sale of any Accounts or Inventory of an Obligor are applied as a prepayment of the Loans, and (D) in the case of clause (ii) above, after giving effect to such sale as if it occurred on the first day of the Pro Forma Period, both (1) pro forma Total Excess Availability is greater than 20% of the aggregate Commitments at all times during the Pro Forma Period and (2) pro forma U.S. Excess Availability is greater than 20% of the aggregate U.S. Revolver Commitments at all times during the Pro Forma Period; and
Section 2.    Conditions Precedent. The amendments to the Loan Agreement contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent on or prior to March 16, 2018 (the date on which all such conditions are satisfied, the “Second Amendment Effective Date”):
2.1    Second Amendment. Agent shall have received counterparts of this Second Amendment executed on behalf of Agent, each Obligor and the Lenders.
2.2    Representations and Warranties. The representations and warranties of each Obligor in this Second Amendment and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the Second Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct in all material respects or all respects, as applicable, on such date).
2.3    No Defaults; No Material Adverse Effect.
(a)    No Default or Event of Default shall have occurred and be continuing.

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(b)    No event or circumstance shall have occurred or be continuing since December 31, 2016 that has caused, or could be reasonably expected to cause, either individually or in the aggregate, a Material Adverse Effect.
2.4    Fees and Expenses. Borrowers shall have paid all fees and expenses to be paid to Agent and Lenders on the Second Amendment Effective Date (including fees and disbursements of counsel to Agent).
2.5    Other Documents and Actions. The Obligors shall have provided to Agent such other documents and taken such other actions as reasonably requested by Agent.
Section 3.    Representations and Warranties. To induce the Lenders and Agent to enter into this Second Amendment, each Obligor hereby represents and warrants to the Lenders and Agent as follows:
3.1    Loan Document Representations and Warranties. Prior to and after giving effect to this Second Amendment, the representations and warranties of such Obligor contained in Section 9 of the Loan Agreement, or which are contained in any other Loan Documents, are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the Second Amendment Effective Date (except for representations and warranties that expressly relate to an earlier date which shall be true and correct in all material respects or all respects, as applicable, on such date).
3.2    Power and Authority. Each Obligor party hereto is duly authorized to execute, deliver and perform the Second Amendment. The execution, delivery and performance of the Second Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.
3.3    Enforceability. The Second Amendment is a legal, valid and binding obligation of each Obligor party hereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
3.4    No Defaults. No event or circumstance exists that constitutes a Default or Event of Default.
3.5    Solvency. Each Obligor is Solvent.
Section 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Loan Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Obligors. The amendment to the

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Loan Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Obligors. This Second Amendment is a Loan Document.
4.2    Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms its guaranty obligations under Section 5.10 of the Loan Agreement and any other Guaranty executed by such Guarantor in favor of Agent and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the prompt payment and performance of the Obligations thereunder.
4.3    Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4    Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.
4.5    Counterparts; Execution. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart. The amendment to the Loan Agreement set forth in Section 1 of this Second Amendment shall become effective when Agent has received counterparts bearing the signatures of all required parties hereto and Section 2 is satisfied. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.
4.6    Entire Agreement. THIS SECOND AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
4.7    Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.
4.8    Governing Law. This Second Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HYSTER-YALE MATERIALS HANDLING, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary

HYSTER-YALE GROUP, INC.,
as a U.S. Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary

HYSTER OVERSEAS CAPITAL CORPORATION, LLC, as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

Signature Page to Second Amendment to Loan Agreement

BOLZONI CAPITAL HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director,

By:	/s/ D.J.J. Peters
Name: D.J.J. Peters, managing director

By:	/s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director, by R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE NEDERLAND B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director,

By:	/s/ D.J.J. Peters
Name: D.J.J. Peters, managing director

By:	/s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director, by R.T.S. Tyler, director of Hyster-Yale Group Limited

Signature Page to Second Amendment to Loan Agreement

HYSTER-YALE INTERNATIONAL B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director,

By:	/s/ D.J.J. Peters
Name: D.J.J. Peters, managing director

By:	/s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director, by R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE HOLDING B.V.,
as a Dutch Borrower and a Guarantor

By: HYSTER-YALE HOLDING B.V., its Managing Director,

By:	/s/ D.J.J. Peters
Name: D.J.J. Peters, managing director

By:	/s/ Toby Tyler
Name: Hyster-Yale Group Limited, managing director, by R.T.S. Tyler, director of Hyster-Yale Group Limited

HYSTER-YALE UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ Toby Tyler
Name: R.T.S. Tyler
Title: Director

HYSTER-YALE GROUP LIMITED,
as a Guarantor

By:	/s/ Toby Tyler
Name: R.T.S. Tyler
Title: Director

Signature Page to Second Amendment to Loan Agreement

NUVERA FUEL CELLS, LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI HOLDINGS LLC,
as a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Secretary

BOLZONI CAPITAL UK LIMITED,
as a UK Borrower and a Guarantor

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Director

Signature Page to Second Amendment to Loan Agreement

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:	/s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

BANK OF AMERICA, N.A.,
(acting through its London Branch), as European Security Trustee and a Foreign Lender

By:	/s/ Thomas Herron
Name: Thomas Herron
Title: Senior Vice President

Signature Page to Second Amendment to Loan Agreement

CITIBANK, N.A.,
as a U.S. Lender and a Foreign Lender

By:	/s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director

Signature Page to Second Amendment to Loan Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Alexander R Caldiero
Name: Alexander R Caldiero
Title: Assistant Vice President

Signature Page to Second Amendment to Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ Moses Harries
Name: Moses Harris
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH,
as a Foreign Lender

By: /s/ NB Hogg
Name: NB Hogg
Title: Authorized Signatory

Signature Page to Second Amendment to Loan Agreement

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President

Signature Page to Second Amendment to Loan Agreement

CITIZENS BUSINESS CAPITAL,
a division of CITIZENS ASSET FINANCE, as a U.S. Lender and a Foreign Lender

By:	/s/ James R. Horn
Name: James R. Horn
Title: Vice President, Citizens Business Capital

Signature Page to Second Amendment to Loan Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Lender and a Foreign Lender

By:	/s/ John R. LePage
Name: John R. LePage
Title: Vice President

Signature Page to Second Amendment to Loan Agreement

INTESA SANPAOLO S.P.A. – NEW YORK BRANCH,
as a U.S. Lender and a Foreign Lender

By:	/s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: VP - Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP - Head of Credit

Signature Page to Second Amendment to Loan Agreement

FIFTH THIRD BANK,
as a U.S. Lender and a Foreign Lender

By:	/s/ Kristina M. Miller
Name: Kristina M. Miller
Title: Senior Vice President

Signature Page to Second Amendment to Loan Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Amended and Restated Loan, Security and Guaranty Agreement (the “Second Amendment”); (ii) consents to the Borrowers’ and Guarantors’ execution and delivery thereof; (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Foreign Facility Obligations pursuant to the terms of its Guaranty in favor of the Agent for the benefit of the Foreign Facility Secured Parties and (v) reaffirms that such Guaranty is and shall continue to remain in full force and effect subject to the limitations under Section 6 of the Guaranty.

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Reaffirmation of Guaranty

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation on and as of the date of the Second Amendment.

GUARANTOR:
HYSTER-YALE ITALIA S.P.A.,

By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Authorized Signatory (Director)

Reaffirmation of Guaranty Signature Page